                                    COLONIAL
                            MICHIGAN TAX-EXEMPT FUND

                                SEMIANNUAL REPORT
                                  JULY 31, 1996

                                NOT FDIC-INSURED

                                 MAY LOSE VALUE
                                NO BANK GUARANTEE

                  COLONIAL MICHIGAN TAX-EXEMPT FUND HIGHLIGHTS
                        FEBRUARY 1, 1996 - JULY 31, 1996

INVESTMENT OBJECTIVE: Colonial Michigan Tax-Exempt Fund seeks as high a level of after-tax total return, as is consistent with prudent risk, by pursuing current income exempt from federal and Michigan income tax and opportunities for long-term appreciation from a portfolio primarily invested in investment grade municipal bonds. Fund shares are also intended to be exempt from the Michigan intangibles tax.

THE FUND IS DESIGNED TO OFFER:
  - High monthly double-tax-free income
  - Long-term appreciation
  - Emphasis on quality

PORTFOLIO MANAGER COMMENTARY: "A favorable economic and fiscal environment in Michigan during the past few years has positioned the State well to make a smooth transition to a slower economy. Substantial reserves and conservative budgeting should result in continued good performance for Michigan tax-exempt bonds." - Brian Hartford


                  COLONIAL MICHIGAN TAX-EXEMPT FUND PERFORMANCE

                                                       CLASS A       CLASS B
     Inception dates                                   9/26/86        8/4/92
     Distributions declared per share*                  $0.180        $0.154
     SEC yields on 7/31/96**                             4.85%         4.33%
     Taxable-equivalent SEC yields***                    8.42%         7.51%
     Total returns, assuming reinvestment
     of all distributions and no sales charge or
     contingent deferred sales charge (CDSC)
     6-months                                           (0.79)%       (1.16)%
     Net asset value per share at 7/31/96               $6.89         $6.89

*A portion of the Fund's income may be subject to the alternative minimum tax. **The 30-day SEC yields on 7/31/96 reflect the portfolio's earning power, net of expenses, expressed as an annualized percentage of the maximum offering price per share at the end of the period. If the Adviser had not waived or borne certain Fund expenses, SEC yields would have been lower; the yield for Class A shares would have been 4.72% and the yield for Class B shares would have been 4.20%.
***Taxable-equivalent SEC yields are based on the maximum effective 42.4% federal and Michigan income tax rates.

QUALITY BREAKDOWN
(as of 7/31/96)

AAA                               50.9%
AA                                12.4%
A                                 25.5%
BBB                                5.3%
Non-rated                          5.2%
Cash & Equivalents                 0.7%


TOP FIVE SECTORS
(as of 7/31/96)

School General Obligations        18.3%
Hospitals                         17.4%
Water & Sewer                     10.3%
Public Improvement                 8.5%
Housing                            8.2%

Sector classifications are based upon Colonial's defined criteria as used in the investment process. Because the Fund is actively managed, quality and sector weightings will change.

                                                                       [PHOTO]

                               PRESIDENT'S MESSAGE
                              TO FUND SHAREHOLDERS

I am pleased to present your Fund's semiannual report for the period ended July 31, 1996. Your receipt of this report provides us with the opportunity to reflect on the investment environment of the past six months.

In the bond market, significantly stronger than expected economic indicators early in the period stirred inflation fears and propelled long-term interest rates upward. The Federal Reserve Board lowered short-term interest rates in January, but failed to continue the easing trend that the market anticipated. As a result, long-term interest rates rose during the period, eliminating almost half of the ground gained during 1995's bond market rally. Bond market volatility continues, based upon receipt of conflicting economic reports and changing expectations of Federal Reserve Board activity.

While market conditions put pressure on municipal bond prices as well, there was some good news for the tax-exempt sector. Some of the significant reasons that municipal bonds outperformed Treasury bonds were technical, such as low supply and strong retail market support. Others were fundamental, such as the easing of fears generated by tax-reform proposals, particularly those promoting a flat tax.

In the stock market, generally favorable conditions prevailed throughout most of the period, with both large company and small company stocks posting strong performance until July, when a price correction took place. As a result of that correction, stock indices generally posted negative total returns for July.

Our expectations for the remainder of 1996 include a moderating economy. We do believe that the economy will continue to grow, although at a slower pace than was indicated earlier this year. The lack of any appreciable wage and price pressure should put the bond market's fears of inflation to rest. Therefore, we are optimistic that market psychology will shift and volatility will decline by year-end.

As always, we thank you for the opportunity to help you meet your investment goals through the Colonial family of funds.

Respectfully,


/s/ Harold W. Cogger

Harold W. Cogger
President
September 11, 1996

                           PORTFOLIO MANAGEMENT REPORT

BRIAN HARTFORD is portfolio manager of the Colonial Michigan Tax-Exempt Fund. Mr. Hartford is vice president of Colonial Management Associates, Inc. and is the Quantitative Risk Manager for Colonial's tax-exempt investments.

Q:  WHAT WAS THE FUND'S STRATEGY DURING THE PAST SIX MONTHS?
A: We started the period with a positive outlook for fixed income investments, based on expectations of a slowing economy and low inflation levels. However, early in the period, stronger than expected reports of economic strength caused interest rates to reverse direction and move upwards. We then implemented a strategy designed to reduce the Fund's sensitivity to interest rates. First, we reduced our investment in current coupon 30-year bonds that are priced to maturity and moved into more defensive premium bonds that are priced to the call. Callable bonds have maturities that are effectively the same as the call date, typically much earlier than the 30-year final maturity. Second, we moved down the yield curve by exchanging bonds with 30-year maturities for bonds with 15 to 20-year maturities. Both moves had the effect of increasing the Fund's holdings of shorter effective maturities, reducing the expected price swings in response to interest rate changes.

Q: HOW DID THE FUND'S SIX MONTH PERFORMANCE COMPARE TO THE LEHMAN BROTHERS MUNICIPAL BOND INDEX?
A: The Fund modestly underperformed the Lehman Brothers Municipal Bond Index, a broad-based, unmanaged index that tracks the performance of the municipal bond market. The Index's holdings represent many states, not just Michigan. The total return for the Fund's Class A shares, based on net asset value, was down 0.79%, while the return on the Index was down 0.30%. This underperformance is attributable to the Fund's narrower range of investments.

Q: WHAT FACTORS CONTRIBUTED TO PERFORMANCE DURING THIS PERIOD?
A: The biggest factor was the increase in interest rates over the period, which had a negative effect on fixed income investments. Other factors included an investment in paper de-inking companies. This sector has been weak recently due to the commodity nature of the end-product, increased competition in the industry, and new technology that has prevented some of these companies from achieving their objectives. A positive factor was the improved performance of a bond that previously missed an interest payment and suffered a serious price decline. That bond returned to accrual and experienced a significant 10 point increase in price.

Q: HOW IS THE STATE'S ECONOMY FARING?
A: Our outlook for the State of Michigan remains positive, and the State's general obligation bond rating was raised during the past year. However, we expect the State's growth to moderate as we near the end of the current business cycle. Because the State's economy tends to be relatively cyclical, we are focusing on essential service revenue bonds, which are less dependent on tax revenue collections, and on issuers in the western part of the State, which is less dependent on the automobile industry.

We have improved our outlook on the City of Detroit, which has benefited from private investment, seasoned revitalization projects, and a stabilization of the population of individuals and corporations. Accordingly, the Fund now holds an investment in selected Detroit tax-backed bonds.

Q: WHAT IS YOUR OUTLOOK FOR THE REMAINDER OF 1996?
A: Despite reports during the period indicating stronger economic growth than we expected, we have not seen any appreciable wage and price pressure, and believe the market's fears of inflation should be calmed. We anticipate that these issues will be resolved by the market as we see more signs of slow, steady economic growth, leading to less market volatility by the end of the third quarter. In addition, we believe that interest rates will be lower by year-end.

            COLONIAL MICHIGAN TAX-EXEMPT FUND INVESTMENT PERFORMANCE
                  Change in Value of $10,000 from 9/86 to 7/96
                       Based on Net Asset Value (NAV) and
                 Maximum Offering Price (MOP) for Class A Shares

                     NAV            MOP          LEHMAN
                   -------        -------        ------
Sep 30, 86          10000           9525          10000
Oct 31, 86          10047           9570          10173
Nov 30, 86          10179           9696          10374
Dec 31, 86          10099           9619          10345
Jan 31, 87          10418           9923          10657
Feb 28, 87          10510          10010          10710
Mar 31, 87          10386           9892          10596
Apr 30, 87           9577           9123          10065
May 31, 87           9451           9002          10015
Jun 30, 87           9703           9242          10309
Jul 31, 87           9807           9341          10414
Aug 31, 87           9778           9314          10437
Sep 30, 87           9224           8786          10053
Oct 31, 87           9222           8784          10088
Nov 30, 87           9602           9146          10351
Dec 31, 87           9755           9291          10501
Jan 31, 88          10139           9657          10876
Feb 29, 88          10232           9746          10991
Mar 31, 88          10071           9593          10863
Apr 30, 88          10145           9663          10945
May 31, 88          10140           9659          10914
Jun 30, 88          10386           9893          11073
Jul 31, 88          10441           9945          11146
Aug 31, 88          10433           9937          11155
Sep 30, 88          10618          10114          11357
Oct 31, 88          10788          10276          11557
Nov 30, 88          10731          10221          11452
Dec 31, 88          10870          10354          11569
Jan 31, 89          11059          10534          11808
Feb 28, 89          11002          10479          11673
Mar 31, 89          10993          10471          11645
Apr 30, 89          11168          10638          11922
May 31, 89          11312          10775          12169
Jun 30, 89          11236          10702          12335
Jul 31, 89          11330          10791          12503
Aug 31, 89          11270          10734          12381
Sep 30, 89          11295          10759          12343
Oct 31, 89          11373          10832          12494
Nov 30, 89          11537          10989          12713
Dec 31, 89          11567          11017          12817
Jan 31, 90          11491          10945          12756
Feb 28, 90          11591          11040          12870
Mar 31, 90          11585          11035          12874
Apr 30, 90          11436          10893          12781
May 31, 90          11681          11126          13060
Jun 30, 90          11801          11241          13175
Jul 31, 90          11978          11409          13369
Aug 31, 90          11735          11177          13175
Sep 30, 90          11673          11119          13182
Oct 31, 90          11851          11289          13422
Nov 30, 90          12086          11512          13692
Dec 31, 90          12116          11541          13751
Jan 31, 91          12296          11712          13936
Feb 28, 91          12401          11812          14057
Mar 31, 91          12450          11859          14062
Apr 30, 91          12652          12051          14250
May 31, 91          12761          12154          14376
Jun 30, 91          12714          12110          14362
Jul 31, 91          12862          12251          14537
Aug 31, 91          13010          12392          14729
Sep 30, 91          13158          12533          14921
Oct 31, 91          13249          12620          15055
Nov 30, 91          13261          12631          15097
Dec 31, 91          13550          12906          15421
Jan 31, 92          13540          12897          15456
Feb 29, 92          13570          12926          15461
Mar 31, 92          13560          12916          15467
Apr 30, 92          13651          13003          15604
May 31, 92          13825          13168          15788
Jun 30, 92          14019          13354          16053
Jul 31, 92          14464          13777          16534
Aug 31, 92          14308          13628          16373
Sep 30, 92          14381          13698          16480
Oct 31, 92          14160          13487          16318
Nov 30, 92          14507          13818          16610
Dec 31, 92          14746          14045          16780
Jan 31, 93          14900          14192          16975
Feb 28, 93          15396          14665          17589
Mar 31, 93          15252          14527          17403
Apr 30, 93          15365          14635          17578
May 31, 93          15414          14681          17677
Jun 30, 93          15615          14873          17973
Jul 31, 93          15642          14899          17996
Aug 31, 93          15910          15155          18371
Sep 30, 93          16092          15328          18580
Oct 31, 93          16143          15376          18616
Nov 30, 93          16037          15275          18452
Dec 31, 93          16378          15600          18841
Jan 31, 94          16564          15777          19056
Feb 28, 94          16097          15332          18563
Mar 31, 94          15400          14668          17807
Apr 30, 94          15497          14761          17958
May 31, 94          15662          14918          18114
Jun 30, 94          15622          14880          18003
Jul 31, 94          15905          15149          18333
Aug 31, 94          15980          15221          18397
Sep 30, 94          15730          14983          18127
Oct 31, 94          15364          14634          17805
Nov 30, 94          15015          14302          17482
Dec 31, 94          15403          14671          17867
Jan 31, 95          15956          15198          18378
Feb 28, 95          16418          15638          18913
Mar 31, 95          16544          15758          19130
Apr 30, 95          16502          15718          19153
May 31, 95          16871          16070          19764
Jun 30, 95          16510          15726          19591
Jul 31, 95          16566          15779          19776
Aug 31, 95          16791          15994          20027
Sep 30, 95          16968          16162          20154
Oct 31, 95          17345          16521          20447
Nov 30, 95          17723          16881          20787
Dec 31, 95          17950          17098          20986
Jan 31, 96          18052          17194          21145
Feb 29, 96          17825          16978          21002
Mar 31, 96          17574          16739          20733
Apr 30, 96          17523          16690          20675
May 31, 96          17549          16715          20667
Jun 30, 96          17755          16912          20892
Jul 31, 96          17910          17059          21081


A $10,000 investment in Class B shares made on 8/92 (inception) at NAV would have been valued at $12,049 on 7/31/96. The same investment after deducting the applicable contingent deferred sales charge (CDSC) would have grown to $11,751 on 7/31/96.

                          AVERAGE ANNUAL TOTAL RETURNS
                  As of June 30, 1996 (most recent quarter end)

---------------------------------------------------------------------------
                           CLASS A SHARES                  CLASS B SHARES
                           Inception 9/26/86             Inception 8/4/92
                          NAV            MOP            NAV          w/CDSC
---------------------------------------------------------------------------
1 YEAR                   7.54%          2.43%           6.74%         1.74%
---------------------------------------------------------------------------
5 YEARS                  6.91%          5.87%             --            --
---------------------------------------------------------------------------
SINCE INCEPTION          6.05%          5.52%          4.67%          4.00%
---------------------------------------------------------------------------

The Lehman Brothers Municipal Bond Index is a broad-based, unmanaged index that tracks the performance of the municipal bond market. The performance of the Index does not reflect fees or expenses associated with an actual investment.

Past performance cannot predict future results. Return and value of an investment will vary, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. NAV return does not include sales charges or CDSC. MOP return includes the maximum sales charge of 4.75%. The CDSC return reflects the maximum charge of 5% for one year and 3% since inception. If the Adviser had not waived or borne certain Fund expenses, total returns would have been lower.

Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

                              INVESTMENT PORTFOLIO
                    July 31, 1996 (Unaudited, In Thousands)

MUNICIPAL BONDS - 99.7%                                 PAR             VALUE
-------------------------------------------------------------------------------
Education - 22.2%
 EDUCATION - 4.0%
 Western Michigan University,
 Series 1993 A,
                       5.000%  07/15/21               $2,500           $2,200
                                                                       ------
 SCHOOL DISTRICT GENERAL OBLIGATION - 18,2%
 Big Rapids Public School District,
 Series 1995,
                       5.625%  05/01/25  (a)           2,000            1,910
 Grand Ledge Public School District,
 Series 1995,
                       5.375%  05/01/24                1,000              940
 Mona Shores School District,
 Series 1995,
                       5.500%  05/01/14  (a)           2,400            2,331
 Okemos Public School District,
 Series 1993,
                       (b)     05/01/12                  500              204
 Redford Unified School District,
 Series 1996,
                       6.350%  05/01/09                1,065            1,155
 Romulus Community Schools,
 Series 1993,
                       (b)     05/01/18                3,985            1,121
                       (b)     05/01/21                2,075              477
 Williamston Community School District,
 Series 1996,
                       5.500%  05/01/25                1,725            1,680
                                                                       -------
                                                                        9,818
                                                                       -------

--------------------------------------------------------------------------------
Healthcare - 19.2%
 HOSPITAL - 17.3%
 Dickinson County,
 Memorial Hospital System,
 Series 1994,
                      8.125%  11/01/24                   550              608
 Kalamazoo Hospital Finance Authority:
 Borgess Medical Center,
 Series 1994 A:
                      5.250%  06/01/17  (a)            1,000              925
                      6.250%  06/01/14                 1,785            1,890

                       Investment Portfolio/July 31, 1996
--------------------------------------------------------------------------------
 Bronson Methodist Hospital,
 Series 1992 A,
                           6.250%  05/15/12                     $1,500    $1,517
 Royal Oak Hospital Finance Authority,
 William Beaumont Hospital,
 Series 1993 G,
                           5.250%  11/15/19                      2,000     1,805
 Saginaw Hospital Finance Authority,
 Saginaw General Hospital,
 Series 1989,
                           7.625%  10/01/19                        175       184
 State Hospital Finance Authority:
 Central Michigan Community Hospital,
 Series 1993 A,
                           6.000%  10/01/08                        500       499
 Crittenton Hospital,
 Series 1992 A,
                           6.700%  03/01/07                        750       794
 Daughters of Charity-Providence,
 Series 1991,
                           7.000%  11/01/21                      1,000     1,065
 Detroit Medical Center,
 Series 1988 A,
                           8.125%  08/15/12                         50        53
                                                                          ------
                                                                           9,340
                                                                          ------
 NURSING HOME - 1.9%
 Cheboygan County Economic
 Development Corp.,
 Metro Health Foundation Project,
 Series 1993,
                          10.000%  11/01/22  (c)                   600       480
 Warren Economic Development Corp,
 Autumn Woods Project,
 Series 1992,
                           6.900%  12/20/22                        500       528
                                                                          ------
                                                                           1,008
                                                                          ------
--------------------------------------------------------------------------------
Housing - 8.1%
 MULTI-FAMILY - 4.3%
 Grand Rapids Housing Finance Authority,
 Series A,
                           7.625%  09/01/23                      1,500     1,620
 State Housing Development Authority:
 Series 1990 A,
                           7.700%  04/01/23                        500       530
 Series 1991 B,
                           7.050%  10/01/12                        200       211
                                                                          ------
                                                                           2,361
                                                                          ------

                         Investment Portfolio/July 31, 1996
--------------------------------------------------------------------------------

MUNICIPAL BONDS - CONT.                                               PAR       VALUE
--------------------------------------------------------------------------------------
HOUSING - CONT.
 SINGLE-FAMILY - 3.8%
 State Housing Development Authority,
  Series 1994 D,
                                        6.850%    06/01/26            $1,975    $2,042
                                                                                ------
--------------------------------------------------------------------------------------
OTHER REVENUE - 3.6%
 MANUFACTURING - 0.9%
 Monroe County,
  North Star Steel Co.,
   Series A,
                                        6.875%    07/01/08               470       472
                                                                                ------
 OTHER REVENUE - 1.5%
 Detroit Economic Development Corp.,
  E.H. Assoc. Limited Partnership,
   Series 1992,
                                        7.000%    06/01/12               750       795
                                                                                ------
 PAPER PRODUCTS - 1.2%
 State Strategic Fund:
  Blue Water Fiber Project,
   Series 1994,
                                        8.000%    01/01/12               360       269
  Great Lakes Pulp & Fibre Project,
   Series 1994,
                                       10.250%    12/01/16               500       384
                                                                                ------
                                                                                   653
                                                                                ------
--------------------------------------------------------------------------------------
PUBLIC FACILITIES IMPROVEMENT - 8.5%
 Commonwealth of Puerto Rico
  Public Building Authority:
   Series 1993-M, stepped coupon,
   (5.700% 07/01/98)                    3.750%    07/01/16(d)            750       667
   Series 1995 A,
                                        6.250%    07/01/14(a)          1,200     1,293
 Detroit,
  Cobo Hall Expansion Project,
   Series 1993,
                                        5.250%    09/30/12             1,000       923
 Grand Rapids Building Authority,
  Series 1993,
                                        5.500%    04/01/13             1,000       991
 Redford Township Building Authority,
  Series 1992,
                                        6.500%    11/01/13               675       690
                                                                                ------
                                                                                 4,564
                                                                                ------

                         Investment Portfolio/July 31, 1996
--------------------------------------------------------------------------------

MUNICIPAL BONDS - CONT.                                               PAR       VALUE
---------------------------------------------------------------------------------------
PUBLIC INFRASTRUCTURE - 4.0%
  State Municipal Bond Authority,
   Local Government Loan Program:
    Series 1992 D,
                                         6.650%    05/01/12           $1,000     $1,062
    Series 1994 G,
                                         (b)       05/01/19            2,000        515
    Series 1994 G,
                                         (b)       05/01/20            1,855        445
  Virgin Islands Public Finance
   Authority, Series 1992 A,
                                         7.000%    10/01/02              125        135
                                                                                 ------
                                                                                  2,157
                                                                                 ------
---------------------------------------------------------------------------------------
REFUNDED/ESCROW/SPECIAL
OBLIGATION (e) - 2.5%
  Rockford Public Schools,
   Series 1990,
                                         7.375%    05/01/19              250        276
  Western Townships Utilities
   Authority, Series 1989,
                                         8.200%    01/01/18            1,000      1,095
                                                                                 ------
                                                                                  1,371
                                                                                 ------
---------------------------------------------------------------------------------------
TAX-BACKED - 9.4%
  GENERAL OBLIGATION - 4.2%
  Commonwealth of Puerto Rico,
   Series 1995,
                                         5.650%    07/01/15              500        506
  Grand Rapids Community College,
                                         5.000%    05/01/14              770        696
  Kent County,  Series 1987,
                                         8.400%    11/01/10              750        791
  Pontiac, Series 1987,
                                         8.300%    06/01/99              250        261
                                                                                 ------
                                                                                  2,254
                                                                                 ------
  SPECIAL ASSESSMENT - 3.6%
  Detroit Downtown Development Authority,
   Area No. 1 Projects:
    Series 1996 C,
                                         6.200%    07/01/17            1,000        988
    Series 1996 D,
                                         6.500%    07/01/10              700        713
  Oakland County,
   Pebble Creek Drainage District,
                                         5.000%    05/01/11              300        271
                                                                                 ------
                                                                                  1,972
                                                                                 ------

                         Investment Portfolio/July 31, 1996
--------------------------------------------------------------------------------

MUNICIPAL BONDS - CONT.                                               PAR       VALUE
--------------------------------------------------------------------------------------
TAX-BACKED - CONT.
  TAX ALLOCATION - 1.6%
  Battle Creek,
                                         7.650%    05/01/22           $  750    $  865
                                                                                ------
--------------------------------------------------------------------------------------
TRANSPORTATION - 3.9%
  AIRPORT - 1.9%
  Wayne Charter County,
   Detroit Metropolitan Airport,
    Series 1994 B,
                                         6.125%    12/01/24            1,000     1,009
                                                                                ------
  TURNPIKE/TOLLROAD/BRIDGE - 2.0%
  Commonwealth of Puerto Rico
   Highway & Transportation Authority,
    Series 1996 Y,
                                         6.250%    07/01/14            1,000     1,058
                                                                                ------
--------------------------------------------------------------------------------------
UTILITY - 17.3%
  INVESTOR OWNED - 6.3%
  St. Clair County Economic
   Development Corp.,
   Detroit Edison Co., Series 1933 AA,
                                         6.400%    08/01/24(a)         1,000     1,055
  State Strategic Fund,
   Detroit Edison Co., Series BB,
                                         7.000%    05/01/21(a)         2,000     2,347
                                                                                ------
                                                                                 3,402
                                                                                ------
  MUNICIPAL ELECTRIC - 0.8%
  Puerto Rico Electric Power Authority,
   Series 1989 O,
                                         5.000%    07/01/12              500       454
                                                                                ------
  WATER & SEWER - 10.2%
  Commonwealth of Puerto Rico
   Aqueduct & Sewer Authority,
    Series 1995:
                                         6.250%    07/01/12            1,000     1,054
                                         5.000%    07/01/15            1,500     1,335
  Detroit Sewer Disposal,
   Series 1995 B,
                                         5.250%    07/01/21            1,000       925
  Detroit Water Supply:
   Series 1995-A,
                                         5.500%    07/01/25            1,000       946
   Series 1995-B,
                                         5.550%    07/01/12(a)         1,250     1,251
                                                                                ------
                                                                                 5,511
                                                                                ------

                         Investment Portfolio/July 31, 1996
--------------------------------------------------------------------------------

MUNICIPAL BONDS - CONT.                                               PAR        VALUE
----------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS (cost of $52,090) (f)                                      $53,306
                                                                                 -------
SHORT-TERM OBLIGATIONS - 0.6%
----------------------------------------------------------------------------------------
 VARIABLE RATE DEMAND NOTES (g)
  MI Flint Hospital Building Authority,
   Hurley Medical Center,
    Series 1995 B,
                                         3.500%    07/01/15           300            300
                                                                                 -------

  OTHER ASSETS & LIABILITIES, NET - 0.7%                                             415
  --------------------------------------------------------------------------------------

  NET ASSETS - 100.0%                                                            $54,021
                                                                                 -------

NOTES TO INVESTMENT PORTFOLIO:
--------------------------------------------------------------------------------
(a) These securities, or a portion thereof, with a total market value of $11,112 are being used to collateralize open futures contracts.

(b)   Zero coupon bond.

(c) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration normally to qualified institutional buyers. At July 31, 1996, the value of this security amounted to $480 or 0.9% of net assets.

(d) Shown parenthetically is the interest rate to be paid and the date the Fund will begin accruing this rate.

(e) The Fund has been informed that each issuer has placed direct obligations of the U.S. Government in an irrevocable trust, solely for the payment of the interest and principal.

(f)   Cost for federal income tax purposes is the same.

(g) Variable rate demand notes are considered short-term obligations. Interest rates change periodically on specified dates. This security is payable on demand and is secured by either letters of credit or other credit support agreements from banks. The rate listed is as of July 31, 1996.

Short futures contracts open at July 31, 1996:

                      Par value                      Unrealized
                       covered        Expiration    depreciation
 Type                by contracts        month       at 7/31/96
----------------------------------------------------------------
Treasury Bond           $7,200        September         $168



See notes to financial statements.

                        STATEMENT OF ASSETS & LIABILITIES
                            JULY 31, 1996 (UNAUDITED)

(in thousands except for per share amounts and footnotes)

ASSETS
Investments at value (cost $52,090)                                   $53,306
Short-term obligations                                                    300
                                                                      -------
                                                                       53,606
Receivable for:
  Interest                                                     655
  Fund shares sold                                              20
Other                                                           60        735
                                                               ---    -------
    Total Assets                                                       54,341

LIABILITIES
Payable for:
  Distributions                                                225
  Variation margin on futures                                   50
  Fund shares repurchased                                       37
Payable to Adviser                                               7
Accrued Deferred Trustees fees                                   1
                                                               ---
        Total Liabilities                                                 320
                                                                      -------

NET ASSETS                                                            $54,021
                                                                      -------
Net asset value & redemption price per share -
Class A ($40,258/5,845)                                               $  6.89
                                                                      -------
Maximum offering price per share - Class A
($6.89/0.9525)                                                        $  7.23 (a)
                                                                      -------
Net asset value & offering price per share -
Class B ($13,763/1,998)                                               $  6.89 (b)
                                                                      -------
COMPOSITION OF NET ASSETS
Capital paid in                                                       $53,596
Undistributed net investment income                                        17
Accumulated net realized loss                                            (640)
Net unrealized appreciation (depreciation) on:
  Investments                                                           1,216
  Open futures contracts                                                 (168)
                                                                      -------
                                                                      $54,021
                                                                      =======

(a)   On sales of $50,000 or more the offering price is reduced.

(b) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

                             STATEMENT OF OPERATIONS
               FOR THE SIX MONTHS ENDED JULY 31, 1996 (UNAUDITED)

(in thousands)

INVESTMENT INCOME
Interest                                                                      $ 1,694

EXPENSES
Management fee                                                   $    150
Service fee                                                            36
Distribution fee - Class B                                             54
Transfer agent                                                         46
Bookkeeping fee                                                        14
Trustees fee                                                            5
Custodian fee                                                           2
Audit fee                                                              17
Legal fee                                                               4
Registration fee                                                       11
Reports to shareholders                                                 5
Other                                                                   2
                                                                  -------
                                                                      346
Fees waived by the adviser                                            (46)        300
                                                                  -------     -------
       Net Investment Income                                                    1,394
                                                                              -------

NET REALIZED & UNREALIZED GAIN (LOSS) ON PORTFOLIO POSITIONS
Net realized gain on:
 Investments                                                            4
 Closed futures contracts                                             666
                                                                  -------
      Net Realized Gain                                                           670

Net unrealized depreciation during
  the period on:
 Investments                                                       (2,522)
 Open futures contracts                                              (160)
                                                                  -------
     Net Unrealized Depreciation                                               (2,682)
                                                                              -------
          Net Loss                                                             (2,012)
                                                                              -------
Net Decrease in Net Assets from Operations                                    $  (618)
                                                                              -------




See notes to financial statements.

                       STATEMENT OF CHANGES IN NET ASSETS

                                                          (Unaudited)
                                                           Six months
                                                             ended      Year ended
(in thousands)                                              July 31     January 31
                                                           ----------   ----------
INCREASE (DECREASE) IN NET ASSETS                            1996          1996
Operations:
Net investment income                                      $ 1,394       $ 2,943
Net realized gain (loss)                                       670          (716)
Net unrealized appreciation (depreciation)                  (2,682)        4,744
                                                           -------       -------
    Net Increase (Decrease) from Operations                   (618)        6,971
Distributions:
From net investment income - Class A                        (1,078)       (2,375)
From net investment income - Class B                          (320)         (697)
                                                           -------       -------
                                                            (2,016)        3,899
                                                           -------       -------
Fund Share Transactions:
Receipts for shares sold - Class A                           1,522         2,362
Value of distributions reinvested - Class A                    607         1,345
Cost of shares repurchased - Class A                        (3,692)       (5,144)
                                                           -------       -------
                                                            (1,563)       (1,437)
                                                           -------       -------
Receipts for shares sold - Class B                             252         1,668
Value of distributions reinvested - Class B                    159           361
Cost of shares repurchased - Class B                        (1,355)       (1,935)
                                                           -------       -------
                                                              (944)           94
                                                           -------       -------
    Net Decrease from Fund Share Transactions               (2,507)       (1,343)
                                                           -------       -------
        Total Increase (Decrease)                           (4,523)        2,556
NET ASSETS
Beginning of period                                         58,544        55,988
                                                           -------       -------
End of period (including undistributed net
   investment income of $17 and $18, respectively)         $54,021       $58,544
                                                           =======       =======

NUMBER OF FUND SHARES
Sold - Class A                                                 222           343
Issued for distributions reinvested - Class A                   89           196
Repurchased - Class A                                         (538)         (749)
                                                           -------       -------
                                                              (227)         (210)
                                                           -------       -------
Sold - Class B                                                  37           242
Issued for distributions reinvested - Class B                   23            53
Repurchased - Class B                                         (198)         (282)
                                                           -------       -------
                                                              (138)          13
                                                           -------       -------



See notes to financial statements.

                          NOTES TO FINANCIAL STATEMENTS
                            JULY 31, 1996 (UNAUDITED)

NOTE 1. INTERIM FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
In the opinion of management of Colonial Michigan Tax-Exempt Fund (the Fund), a series of Colonial Trust V, the accompanying financial statements contain all normal and recurring adjustments necessary for the fair presentation of the financial position of the Fund at July 31, 1996, and the results of its operations, the changes in its net assets and the financial highlights for the six months then ended.

NOTE 2. ACCOUNTING POLICIES
--------------------------------------------------------------------------------
ORGANIZATION: The Fund is a non-diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's objective is to seek as high a level of after-tax total return, as is consistent with prudent risk. The Fund may issue an unlimited number of shares. The Fund offers Class A shares sold with a front-end sales charge and Class B shares which are subject to an annual distribution fee and a contingent deferred sales charge. Class B shares will convert to Class A shares when they have been outstanding approximately eight years.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies that are consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION AND TRANSACTIONS: Debt securities generally are valued by a pricing service based upon market transactions for normal, institutional-size trading units of similar securities. When management deems it appropriate, an over-the-counter or exchange bid quotation is used.

Futures contracts are valued based on the difference between the last sale price and the opening price of the contract.

Options are valued at the last reported sale price, or in the absence of a sale, the mean between the last quoted bid and asking price.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

Portfolio positions which cannot be valued as set forth above are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

                   Notes to Financial Statements/July 31, 1996
--------------------------------------------------------------------------------

NOTE 2. ACCOUNTING POLICIES - CONT.
--------------------------------------------------------------------------------
Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

The Fund may trade securities on other than normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices.

DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS: All income, expenses (other than the Class B distribution fee), realized and unrealized gains (losses), are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

Class B per share data and ratios are calculated by adjusting the expense and net investment income per share data and ratios for the Fund for the entire period by the distribution fee applicable to Class B shares only.

FEDERAL INCOME TAXES: Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable and tax-exempt income, no federal income tax has been accrued.

INTEREST INCOME, DEBT DISCOUNT AND PREMIUM: Interest income is recorded on the accrual basis. Original issue discount is accreted to interest income over the life of a security with a corresponding increase in the cost basis; market discount is not accreted. Premium is amortized against interest income with a corresponding decrease in the cost basis.

DISTRIBUTIONS TO SHAREHOLDERS: The Fund declares and records distributions daily and pays monthly.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

NOTE 3. FEES AND COMPENSATION PAID TO AFFILIATES
--------------------------------------------------------------------------------
MANAGEMENT FEE: Colonial Management Associates, Inc. (the Adviser) is the investment Adviser of the Fund and furnishes accounting and other services and office facilities for a monthly fee based on each fund's pro rata portion of the combined average net assets of Trust V as follows:

                 Average Net Assets          Annual Fee Rate
                 ------------------          ---------------
                   First $1 billion               0.55%
                   Next  $1 billion               0.50%
                   Over  $2 billion               0.45%

                   Notes to Financial Statements/July 31, 1996
--------------------------------------------------------------------------------

Effective January 1, 1996, the management fee applicable to the Trust is being reduced based on the following schedule for the first $1 billion in combined average net assets:

                                Cumulative Annualized
     Effective Date                   Reduction
     --------------             ----------------------
     January 1, 1996                   0.0125%
     April 1, 1996                     0.0250%
     July 1, 1996                      0.0375%
     October 1, 1996                   0.0500%


BOOKKEEPING FEE: The Adviser provides bookkeeping and pricing services for $27,000 per year plus 0.035% of the Fund's average net assets over $50 million.

TRANSFER AGENT FEE: Colonial Investors Service Center, Inc., (the Transfer Agent), an affiliate of the Adviser, provides shareholder services for a monthly fee equal to 0.14% annually of the Fund's average net assets and receives a reimbursement for certain out of pocket expenses.

UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES: Colonial Investment Services, Inc. (the Distributor), an affiliate of the Adviser, is the Fund's principal underwriter. During the six months ended July 31, 1996, the Fund has been advised that the Distributor retained net underwriting discounts of $6,201 on sales of the Fund's Class A shares and received contingent deferred sales charges (CDSC) of $26,886 on Class B share redemptions.

The Fund has adopted a 12b-1 plan which requires the payment of a distribution fee to the Distributor equal to 0.75% annually of the Fund's average net assets attributable to Class B shares. The plan also requires the payment of a service fee to the Distributor as follows:

                         Valuation of shares              Annual
                      outstanding on the 20th of           Fee
                      each month which were issued         Rate
                      ----------------------------        ------
                      Prior to November 30, 1994           0.10%
                      On or after December 1, 1994         0.25%


The CDSC and the fees received from the 12b-1 plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

                  Notes to Financial Statements/July 31, 1996
--------------------------------------------------------------------------------
NOTE 3. FEES AND COMPENSATION PAID TO AFFILIATES - CONT.
--------------------------------------------------------------------------------
EXPENSE LIMITS: The Adviser has agreed, until further notice, to waive fees and bear certain Fund expenses to the extent that total expenses (exclusive of service and distribution fees, brokerage commissions, interest, taxes, and extraordinary expenses, if any) exceed 0.75% annually of the Fund's average net assets.

OTHER: The Fund pays no compensation to its officers, all of whom are employees of the Adviser.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid soley out of the the Fund's assets.

NOTE 4. PORTFOLIO INFORMATION
--------------------------------------------------------------------------------
INVESTMENT ACTIVITY: During the six months ended July 31, 1996, purchases and sales of investments, other than short-term obligations were $7,556,227 and $9,837,990, respectively.

Unrealized appreciation (depreciation) at July 31, 1996, based on cost of investments for both financial statement and federal income tax purposes was:


      Gross unrealized appreciation               $1,926,002
      Gross unrealized depreciation                 (709,772)
                                                  ----------
              Net unrealized appreciation         $1,216,230
                                                  ==========

CAPITAL LOSS CARRYFORWARDS: At January 31, 1996, capital loss carryforwards, available (to the extent provided in regulations) to offset future realized gains were approximately as follows:

             Year of               Capital loss
            expiration             carryforward
            ----------             ------------
               1998                  $ 19,000
               1999                    98,000
               2003                   196,000
                                     --------
                                     $313,000
                                     ========

Expired capital loss carryforwards, if any, are recorded as a reduction of capital paid in.

To the extent loss carryforwards are used to offset any future realized gains, it is unlikely that such gains would be distributed since they may be taxable to shareholders as ordinary income.

                  Notes to Financial Statements/July 31, 1996
--------------------------------------------------------------------------------

OTHER: There are certain risks arising from geographic concentration in any state. Certain revenue or tax related events in a state may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

The Fund may purchase or sell municipal and Treasury bond futures contracts and purchase and write options on futures. The Fund will invest in these instruments to hedge against the effects of changes in the value of portfolio securities due to anticipated changes in interest rates and/or market conditions, for duration management, or when the transactions are economically appropriate to the reduction of risk inherent in the management of the Fund and not for trading purposes. The use of futures contracts and options involves certain risks which include (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out a position due to different trading hours, or the temporary absence of a liquid market for either the instrument or the underlying securities or (3) an inaccurate prediction by the Adviser of the future direction of interest rates. Any of these risks may involve amounts exceeding the variation margin recorded in the Fund's Statement of Assets and Liabilities at any given time.

NOTE 5. LINE OF CREDIT
-------------------------------------------------------------------------------
The Fund may borrow up to 10% of its net assets under a line of credit for temporary or emergency purposes. Any borrowings bear interest at one of the following options determined at the inception of the loan: (1) federal funds rate plus 1/2 of 1%, (2) the lending bank's base rate or (3) IBOR offshore loan rate plus 1/2 of 1%. There were no borrowings under the line of credit during the six months ended July 31, 1996.

                                FINANCIAL HIGHLIGHTS


Selected data for a share of each class outstanding throughout each period are as follows:

                                                                (Unaudited)
                                                                 Six months
                                                                   ended
                                                                  July 31                         Year ended January 31
                                                         --------------------------             -----------------------
                                                                   1996                                   1996
                                                         Class A            Class B             Class A         Class B
                                                         -------            -------             -------         -------
Net asset value -
   Beginning of period                                   $ 7.130            $ 7.130             $ 6.660         $ 6.660
                                                         -------            -------             -------         -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment
   income (a)                                              0.180              0.154               0.368           0.317
Net realized and
unrealized gain (loss)                                    (0.240)            (0.240)              0.484           0.484
                                                         -------            -------             -------         -------
   Total from Investment
     Operations                                           (0.060)            (0.086)              0.852           0.801
                                                         -------            -------             -------         -------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment
   income                                                 (0.180)            (0.154)             (0.382)         (0.331)
                                                         -------            -------             -------         -------
Net asset value -
   End of period                                         $ 6.890            $ 6.890             $ 7.130         $ 7.130
                                                         =======            =======             =======         =======
Total return (b)(c)                                        (0.79)%(d)         (1.16)%(d)          13.13 %         12.30 %
                                                         =======            =======             =======         =======
RATIOS TO AVERAGE NET ASSETS
Expenses                                                    0.89 %(e)(f)       1.64 %(e)(f)        0.80 %(f)       1.55 %(f)
Net investment income                                       5.21 %(e)(f)       4.46 %(e)(f)        5.34 %(f)       4.59 %(f)
Fees and expenses
  waived or borne
  by the Adviser                                            0.16 %(e)          0.16 %(e)           0.25 %          0.25 %
Portfolio turnover                                            14 %(d)            14 %(d)             48 %            48 %
Net assets at end
of period (000)                                          $40,258             $13,763            $43,308         $15,236

(a)   Net of fees and expenses waived or borne by the Adviser which amounted to:
                                                        $  0.006            $ 0.006             $ 0.017         $ 0.017

(b) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(c) Had the Adviser not waived or reimbursed a portion of expenses, total return would have been reduced.

(d)   Not annualized.

(e)   Annualized.

(f) The benefits derived from custody credits and directed brokerage arrangements had no impact. Prior years' ratios are net of benefits received, if any.

                             FINANCIAL HIGHLIGHTS - CONT.

                                                                       Year ended January 31
                                                          -------------------------------------------
                                                                 1995                    1994
                                                          Class A     Class B     Class A     Class B
                                                          -------     -------     -------     -------
Net asset value -
   Beginning of period                                    $ 7.340     $ 7.340     $ 6.970     $ 6.970
                                                          -------     -------     -------     -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment
   income (a)                                               0.410       0.359       0.404       0.351
Net realized and
unrealized gain (loss)                                     (0.689)     (0.689)      0.356       0.356
                                                          -------     -------     -------     -------
   Total from Investment
     Operations                                            (0.279)     (0.330)      0.760       0.707
                                                          -------     -------     -------     -------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment
   income                                                  (0.401)     (0.350)     (0.390)     (0.337)
                                                          -------     -------     -------     -------
Net asset value -
   End of period                                          $ 6.660     $ 6.660     $ 7.340     $ 7.340
                                                          =======     =======     =======     =======
Total return (b)(c)                                         (3.66)%     (4.39)%     11.16 %     10.36 %
                                                          =======     =======     =======     =======
RATIOS TO AVERAGE NET ASSETS
Expenses                                                     0.62 %      1.37 %      0.66 %      1.41 %
Net investment income                                        6.08 %      5.33 %      5.61 %      4.86 %
Fees and expenses
  waived or borne
  by the Adviser                                             0.32 %      0.32 %      0.33 %      0.33 %
Portfolio turnover                                             40 %        40 %         7 %         7 %
Net assets at end
of period (000)                                           $41,844     $14,144     $45,570     $15,030

(a)   Net of fees and expenses waived or borne by the Adviser which amounted to:
                                                          $ 0.022     $ 0.022     $ 0.024     $ 0.024

(b) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(c) Had the Adviser not waived or reimbursed a portion of expenses, total return would have been reduced.

(d)   Not annualized.

(e)   Annualized.

(f) The benefits derived from custody credits and directed brokerage arrangements had no impact. Prior years' ratios are net of benefits received, if any.

                          FINANCIAL HIGHLIGHTS - CONT.


Selected data for a share of each class outstanding throughout each period are as follows:

                                                                Year ended January 31
                                                        --------------------------------------
                                                                 1993                    1992
                                                        Class A       Class B(b)       Class A
                                                        --------      -------          -------
Net asset value -
   Beginning of period                                  $  6.730      $ 6.950          $ 6.520
                                                        --------      -------          -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)                                   0.405        0.167            0.432
Net realized and
unrealized gain (loss)                                     0.250        0.029            0.208
                                                        --------      -------          -------
   Total from Investment
      Operations                                           0.655        0.196            0.640
                                                        --------      -------          -------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net
  investment income                                       (0.407)      (0.168)          (0.430)
From capital paid in                                      (0.008)      (0.008)              --
                                                        --------      -------          -------
Total Distributions
   Declared to Shareholders                               (0.415)      (0.176)          (0.430)
                                                        --------      -------          -------
Net asset value -
   End of period                                        $  6.970      $ 6.970          $ 6.730
                                                        --------      -------          -------
Total return(c)(d)                                         10.04 %       0.98 %(e)       10.12 %
                                                        --------      -------          -------

RATIOS TO AVERAGE NET ASSETS
Expenses                                                    0.88 %       1.63 %(f)        0.95 %
Net investment income                                       5.86 %       5.11 %(f)        6.50 %
Fees and expenses waived
   or borne by the Adviser                                  0.32 %       0.32 %(f)        0.35 %
Portfolio turnover                                            14 %         14 %              5 %
Net assets at end
of period (000)                                         $ 36,024      $ 6,670          $28,608

(a) Net of fees and expenses waived or borne by the Adviser which amounted to:

                                                        $  0.022      $ 0.009          $ 0.023

(b) Class B shares were initially offered on August 4, 1992. Per share amounts reflect activity from that date.

(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d) Had the Adviser not waived or reimbursed a portion of expenses, total return would have been reduced.

(e)  Not annualized.

(f)  Annualized

                     IMPORTANT INFORMATION ABOUT THIS REPORT

The Transfer Agent for Colonial Michigan Tax-Exempt Fund is:

Colonial Investors Service Center, Inc.
P.O. Box 1722
Boston, MA  02105-1722
1-800-345-6611


Colonial Michigan Tax-Exempt Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call our Literature Department at 1-800-248-2828 and additional reports will be sent to you.


This report has been prepared for shareholders of Colonial Michigan Tax-Exempt Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives, and operating policies of the Fund.

[COLONIAL MUTUAL FUNDS LOGO]
MUTUAL FUNDS

Mutual Funds for
Planned Portfolios


                                    TRUSTEES


ROBERT J. BIRNBAUM

Trustee (formerly Special Counsel, Dechert, Price & Rhoads; President and Chief Operating Officer, New York Stock Exchange, Inc.)

TOM BLEASDALE

Trustee (formerly Chairman of the Board and Chief Executive Officer, Shore Bank & Trust Company)

LORA S. COLLINS

Attorney, Kramer, Levin, Naftalis, Nessen, Kamin & Frankel

JAMES E. GRINNELL

Private Investor (formerly Senior Vice President-Operations, The Rockport
Company)

WILLIAM D. IRELAND, JR.

Trustee (formerly Chairman of the Board, Bank of New England-Worcester)

RICHARD W. LOWRY

Private Investor (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation)

WILLIAM E. MAYER

Dean, College of Business and Management, University of Maryland (formerly Dean, Simon Graduate School of Business, University of Rochester; Chairman and Chief Executive Officer, CS First Boston Merchant Bank; and President and Chief Executive Officer, The First Boston Corporation)

JAMES L. MOODY, JR.

Chairman of the Board, Hannaford Bros. Co. (formerly Chief Executive Officer, Hannaford Bros. Co.)

JOHN J. NEUHAUSER

Dean, Boston College School of Management

GEORGE L. SHINN

Financial Consultant (formerly Chairman, Chief Executive Officer and Consultant, The First Boston Corporation)

ROBERT L. SULLIVAN

Management Consultant (formerly Management Consultant, Saatchi and Saatchi Consulting Ltd. and Principal and International Practice Director, Management Consulting, Peat Marwick Main & Co.)

SINCLAIR WEEKS, JR.

Chairman of the Board, Reed & Barton Corporation


            COLONIAL INVESTMENT SERVICES, INC., Distributor (C)1996
      One Financial Center, Boston, Massachusetts 02111-2621, 617-426-3750

                            MI-03/510C-0796 M (9/96)